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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 2002, in the registration statement (Form SB-2, No. 333-00000) and related prospectus of Centra Financial Holdings, for the registration of 600,000 shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

Charleston, West Virginia
March 15, 2002